                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                             SunAmerica Series Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

AIG SUNAMERICA RETIREMENT MARKETS, INC.                        [Logo]
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
310.772.6000

                                                                __________, 2007

Dear Contract Owner:

      SunAmerica Series Trust (the "Trust") has called a special meeting of shareholders to vote on approval of:

      (1) subadvisory agreements that would result in the engagement of new subadvisers for four of the Trust's portfolios (each, a "Portfolio"), as follows:

PORTFOLIO                                 PROPOSED SUBADVISER
----------------------------------------- --------------------------------------
Federated American Leaders Portfolio      OppenheimerFunds, Inc.
MFS Mid-Cap Growth Portfolio              JP Morgan Investment Management Inc.
Putnam Growth: Voyager Portfolio          Wells Capital Management Incorporated
Goldman Sachs Research Portfolio          OppenheimerFunds, Inc.

      (2) an amendment to the investment advisory and management agreement between the Trust and AIG SunAmerica Asset Management Corp. on behalf of Federated American Leaders Portfolio and MFS Mid-Cap Growth Portfolio for the purpose of revising the applicable fee schedules.

      THE TRUSTEES BELIEVE THAT THE PROPOSALS SET FORTH IN THIS NOTICE OF SPECIAL MEETING AND ACCOMPANYING PROXY STATEMENT ARE IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN PROVIDE VOTING INSTRUCTIONS IN FAVOR OF THE PROPOSALS.

      YOUR VOTE IS IMPORTANT!

      We appreciate your cooperation and continued support.

                                     Sincerely,


                                     /s/
                                     -------------------------------------------
                                     VICE PRESIDENT AIG SUNAMERICA RETIREMENT
                                     MARKETS, INC.

|AIG| Member of American International Groups Inc.

                                 MARCH 30, 2007

                             SUNAMERICA SERIES TRUST

      While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Portfolios that require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.    Why am I receiving this proxy?

A. This proxy has been mailed to you so that you may provide voting instructions on proposals concerning your investments in

            -     Federated American Leaders Portfolio,

            -     MFS Mid-Cap Growth Portfolio,

            -     Putnam Growth: Voyager Portfolio, and

            -     Goldman Sachs Research Portfolio,

      each a Portfolio ("Portfolio") of AIG SunAmerica Series Trust (the "Trust"). Although you are not directly a shareholder of any Portfolio of the Trust, as the owner ("Owner") of a variable annuity contract (a "Contract") issued by the separate accounts of AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company, American General Life Insurance Company, American International Life Assurance Company of New York or the United States Life Insurance Company in the City of New York (the "Life Companies"), you have the right to instruct the Life Companies how to vote Portfolio shares that are attributable to your Contract.

Q.    What is being proposed?

A.    The two proposals are as follows:

      PROPOSAL 1: To approve a subadvisory agreement between AIG SunAmerica Asset Management Corp. ("AIG SAAMCo") and the following subadvisers (each, a "Proposed Subadviser" and collectively, the "Proposed Subadvisers") on behalf of the following Portfolios (each a "Subadvisory Agreement, and collectively, the "Subadvisory Agreements"):

PORTFOLIO                                PROPOSED SUBADVISER
---------------------------------------- ---------------------------------------
Federated American Leaders Portfolio     OppenheimerFunds, Inc.
MFS Mid-Cap Growth Portfolio             JP Morgan Investment Management Inc.
Putnam Growth: Voyager Portfolio         Wells Capital Management Incorporated
Goldman Sachs Research Portfolio         OppenheimerFunds, Inc.

      PROPOSAL 2: To approve an amendment to the investment advisory and management agreement between the Trust and AIG SAAMCo on behalf of Federated American Leaders Portfolio ("Federated Portfolio") and

      MFS Mid-Cap Growth Portfolio ("MFS Portfolio") (the "Advisory Agreement") for the sole purpose of revising the fee schedule.

Q.    Why am I being asked to provide voting instructions on these proposals?

A. The Board is seeking to adopt the Subadvisory Agreements on behalf of the Portfolios and an amendment to the Advisory Agreement on behalf of the Federated Portfolio and the MFS Portfolio. In order to do so, shareholder approval is required. Although the Trust received an exemptive order from the Securities and Exchange Commission that permits it to enter into subadvisory agreements with unaffiliated subadvisers without shareholder approval, shareholder approval is necessary in each of these cases because each of these Portfolios is identified by name with its current subadviser.

Q. Will the services provided and fees charged change if shareholders of the Portfolios approve the Subadvisory Agreements and shareholders of Federated and MFS Portfolios approve an amendment to the Advisory Agreement?

      SUBADVISORY AGREEMENTS: The services provided will not change except that the subadvisory services will be provided by different subadvisers than those currently subadvising the Portfolios. The Subadvisory Agreements have higher subadvisory fees than those paid to the current subadvisers. However, these fees are paid directly by AIG SAAMCo, not by the Portfolios.

      ADVISORY AGREEMENT: The management fees will increase for the Federated Portfolio and the MFS Portfolio under the amendment to the Advisory Agreement. AIG SAAMCo requested such an increase, which would be achieved in part through the recalibration of breakpoints, in order to ensure that in obtaining the services of a subadviser with substantial resources and experience and a strong performance record in the particular investment style required, the advisory fee take into account the likelihood for higher subadvisory fees going forward. During its search for new subadvisers for the Portfolios AIG SAAMCo was unable to find suitable replacements with the desired characteristics without agreeing to payment of fees that were higher than those paid to the current subadvisers. As a result, AIG SAAMCo believes that an increase in advisory fees, which is approximately commensurate to the increase in the fees to be paid by AIG SAAMCo to the Proposed Subadvisers, is necessary in the case of the Federated Portfolio and the MFS Portfolio such that AIG SAAMCo can recoup the additional fees it must pay to the Proposed Subadvisers and that it expects to have to pay to future subadvisers.

Q. What action will management take if the proposals are not approved by shareholders?

A. SUBADVISORY AGREEMENTS: If a Portfolio does not approve a Subadvisory Agreement, management will consider appropriate action which may include a search for another subadviser for that Portfolio.

      ADVISORY AGREEMENT: Should shareholders approve a Subadvisory Agreement (Proposal 1) for the Federated Portfolio or the MFS Portfolio, but not the amendment to the Advisory Agreement for that Portfolio (Proposal 2), AIG SAAMCo reserves the right not to enter into a Subadvisory Agreement with that Proposed Subadviser. If shareholders do not approve a new Subadvisory Agreement (Proposal 1), but do approve the amendment to the Advisory Agreement, AIG SAAMCo will enter into the amendment to the Advisory Agreement (Proposal 2), but will reassess its alternatives and may begin a search for another subadviser.

Q.    How does the Trust's board recommend I vote on these proposals?

A. The Trustees recommend that you provide voting instructions FOR the proposals.

Q.    How do I provide voting instructions?

A. You may provide your voting instructions by mail, via the Internet or by telephone. To provide your instructions by mail, complete and sign the enclosed voting instructions card, and mail it in the enclosed, postage-paid envelope. To vote by any other method, please follow the enclosed instructions.

      YOUR VOTING INSTRUCTIONS ARE IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF ANOTHER SOLICITATION. THANK YOU FOR PROMPTLY SUBMITTING YOUR INSTRUCTIONS.

                             SUNAMERICA SERIES TRUST
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                             ----------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
                          MFS MID-CAP GROWTH PORTFOLIO
                        PUTNAM GROWTH: VOYAGER PORTFOLIO
                        GOLDMAN SACHS RESEARCH PORTFOLIO

                             ----------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ----------------------

      Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Federated American Leaders Portfolio, MFS Mid-Cap Growth Portfolio, Putnam Growth: Voyager Portfolio and Goldman Sachs Research Portfolio, each a Portfolio ("Portfolio") of SunAmerica Series Trust (the "Trust"), will be held on March 30, 2007 at 2:00 p.m., Central time, at the offices of AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), 2919 Allen Parkway, Woodson Tower, Meeting Room 2, Houston, Texas 77019, for the purpose of considering the following proposals set forth below:

      1. To approve a subadvisory agreement between AIG SAAMCo and the following subadvisers on behalf of the following Portfolios:

PORTFOLIO                                  PROPOSED SUBADVISER
------------------------------------------ -------------------------------------
Federated American Leaders Portfolio       OppenheimerFunds, Inc.
MFS Mid-Cap Growth Portfolio               JP Morgan Investment Management Inc.
Putnam Growth: Voyager Portfolio           WellsCapital Management Incorporated
Goldman Sachs Research Portfolio           OppenheimerFunds, Inc.

      2. To approve an amendment to the investment advisory and management agreement between the Trust and AIG SAAMCo on behalf of Federated American Leaders Portfolio and MFS Mid-Cap Growth Portfolio for the purpose of revising the fee schedule.

      3. To transact such other business as may properly come before the Meeting or any adjournment thereof. Only Contract Owners of record at the close of business on January 19, 2007, are entitled to give voting instructions at the Meeting and any adjournment thereof.

                                     By order of the Board of Trustees,


                                     /s/
                                     -------------------------------------------
                                     Nori L. Gabert
                                     SECRETARY

___________, 2007

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD(s) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE VOTING INSTRUCTIONS CARD(s).

                             SUNAMERICA SERIES TRUST
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                             ----------------------

                      FEDERATED AMERICAN LEADERS PORTFOLIO
                          MFS MID-CAP GROWTH PORTFOLIO
                        PUTNAM GROWTH: VOYAGER PORTFOLIO
                        GOLDMAN SACHS RESEARCH PORTFOLIO

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                     MARCH 30, 2007, 2:00 P.M., CENTRAL TIME

      In accordance with applicable law, this Proxy Statement is being mailed on or about February 20, 2007 on behalf of the Board of Trustees (the "Board") of SunAmerica Series Trust (the "Trust"), to the shareholders of the Federated American Leaders Portfolio, MFS Mid-Cap Growth Portfolio, Putnam Growth: Voyager Portfolio and Goldman Sachs Research Portfolio (each, a "Portfolio," and collectively, the "Portfolios") for their use in obtaining voting instructions on the proposals being considered at a Special Meeting (the "Meeting") of Shareholders of the Portfolios scheduled to be held at the offices of AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), 2919 Allen Parkway, Woodson Tower, Meeting Room 2, Houston, Texas, 77019, on March 30, 2007 at 2:00 p.m., Central time.

      The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is organized as a Massachusetts business trust. The Trust consists of thirty-five Portfolios. Shares of the Portfolios are issued and redeemed only in connection with investments in and payments under variable annuity contracts and may be sold to fund variable life contracts (collectively, the "Contracts"). Shares of the Portfolios are held by separate accounts of AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company, or American International Life Assurance Company of New York (each, a "Life Company," and collectively, the "Life Companies").

      AIG SAAMCo serves as investment adviser and manager for the Trust. AIG SAAMCo is located at the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Portfolios are subadvised as set forth in this Proxy Statement.

      The Trustees have fixed the close of business on January 19, 2007 as the record date (the "Record Date") for determining the number of shares outstanding and the Contract owners ("Contract Owners") entitled to give voting instructions to the Life Companies with respect to their respective "portion" of shares as of the Record Date.

      No Trustee or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon. The Trustees are Carl D. Covitz, Jana W. Greer, Jane Jelenko, Gilbert T. Ray, Allan
L. Sher and Bruce G. Willison. Ms. Greer is also an executive officer of AIG SunAmerica Retirement Markets, Inc.

      The proposals described in this Proxy Statement and the Portfolios to which each applies are set forth below.

      1. To approve a subadvisory agreement between AIG SAAMCo and the following subadvisers (each, a "Proposed Subadviser" and collectively, the "Proposed Subadvisers") on behalf of the following Portfolios (each a "Subadvisory Agreement," and collectively, the "Subadvisory Agreements"):

PORTFOLIO                                 PROPOSED SUBADVISER
----------------------------------------- ----------------------------------------------------
Federated American Leaders Portfolio      OppenheimerFunds, Inc. ("Oppenheimer")
MFS Mid-Cap Growth Portfolio              JP Morgan Investment Management Inc. ("JP Morgan")
Putnam Growth: Voyager Portfolio          WellsCapital Management Incorporated ("WellsCap")
Goldman Sachs Research Portfolio          OppenheimerFunds, Inc. ("Oppenheimer")

      2. To approve an amendment to the investment advisory and management agreement between the Trust and AIG SAAMCo on behalf of Federated American Leaders Portfolio and MFS Mid-Cap Growth Portfolio (the "Advisory Agreement") for the purpose of revising the fee schedule.

      The Trust expects that the solicitation of voting instructions from Contract Owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of AIG SAAMCo or its affiliates, who will not receive any compensation for their solicitation services from the Trust. In addition, a professional proxy solicitation firm, Computershare Fund Services, Inc. ("Computershare"), may also assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Life Companies will furnish a copy of this Proxy Statement to all Contract Owners. The Portfolios will bear the costs associated with soliciting shareholders, which is estimated to be approximately $137,000.

      Contract Owners may also provide their voting instructions through telephone touch-tone voting, or by Internet voting. These operations require Contract Owners to input a fourteen-digit control number, which is located on each voting instruction card. Subsequent to inputting these numbers, Contract Owners will be prompted to provide their voting instructions on the proposal. Contract Owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

      As the Meeting date approaches, certain Contract Owners may receive a telephone call from a representative of Computershare if their voting instructions have not yet been received. Computershare may obtain voting instructions and the authority to execute those voting instructions through telephonically transmitted instructions from Contract Owners. Voting instructions that are obtained telephonically will be recorded in accordance with procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the Contract Owner providing the voting instruction is accurately determined and that the voting instructions of the Contract Owner are accurately determined. The cost of this assistance, if necessary, is expected to be approximately $5,000.

      In all cases where telephonic voting instructions are solicited, the Computershare representative is required to ask for each Contract Owner's full name, address, the last four-digits of the Contract Owner's social security or taxpayer identification number, title (if the Contract Owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the Contract Owner has received a Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposals listed on the voting instructions card, and ask for the Contract Owner's instruction on the proposals. The Computershare representative, although permitted to answer questions about the process, is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Computershare representative will record the Contract Owner's instructions on the card. Within 72 hours, Computershare will send the Contract Owner a letter or mailgram to confirm his or her voting instructions.

      If the Contract Owner wishes to participate in the Meeting, but does not wish to give his or her voting instructions by any of the methods outlined above, the Contract Owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Voting instructions executed by Contract Owners may be revoked by (i) a written instrument received by the Secretary of the Portfolios at any time before they are exercised; (ii) delivery of a later-dated instruction or (iii) by attendance at the Meeting and providing voting instructions in person.

      Each Life Company, as the holder of record shares of each Portfolio, is required to "pass through" to its Contract Owners the right to vote shares of such Portfolio. The Trust expects that each Life Company will vote 100% of the shares of the Portfolios held by its respective separate account. The Life Companies will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposals. Unmarked voting instructions from Contract Owners will be voted in favor of the proposals. The Trust may adjourn the Meeting to the extent permitted by law, if necessary to permit the Life Companies to obtain additional voting instructions from Contract Owners.

      Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. Shareholders of each Portfolio will vote in the aggregate without regard to class.

      All information in the Proxy Statement about a Subadviser has been provided by such Subadviser; and all information in the Proxy Statement about AIG SAAMCo and the Life Companies has been provided by AIG SAAMCo and the Life Companies, respectively.

      The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

                       APPROVAL OF SUBADVISORY AGREEMENTS
                                 PROPOSAL NO. 1

The shareholders of each Portfolio will be asked at the Meeting to approve on behalf of each Portfolio a Subadvisory Agreement with the following Proposed
Subadviser:

PORTFOLIO                                       PROPOSED SUBADVISER
--------------------------------------------------------------------------------
Federated American Leaders Portfolio            Oppenheimer

MFS Mid-Cap Growth Portfolio                    JP Morgan

Putnam Growth: Voyager Portfolio                WellsCap

Goldman Sachs Research Portfolio                Oppenheimer

      Although the Trust received an exemptive order from the Securities and Exchange Commission that permits it to enter into subadvisory agreements with unaffiliated subadvisers without shareholder approval, shareholder approval is necessary in each of these cases because each of these Portfolios is identified by name with its current subadviser. If Proposal 1 is approved and each Portfolio's name is changed as described below, the Trust may rely on the exemptive order in the future, and therefore, would not need to seek shareholder approval to change subadvisers.

THE SUBADVISORY AGREEMENTS

      Each Subadvisory Agreement was unanimously approved by the Board, including all trustees (the "Trustees"), who are not parties to the Subadvisory Agreement or "interested persons" as defined under the 1940 Act or any such parties (the "Independent Trustees"), at meetings held on December 13, 2006 (in the case of Federated American Leaders Portfolio and MFS Mid-Cap Growth Portfolio) and January 19, 2007 (in the case of Putnam Growth: Voyager Portfolio and Goldman Sachs Research Portfolio).

      The subadvisers to the Portfolios act pursuant to agreements with AIG SAAMCo. Their duties include furnishing continuing advice and recommendations to the Portfolios regarding securities to be purchased and sold. The subadvisers are independent of AIG SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of AIG SAAMCo, which pays the subadvisers' fees. The Portfolios do not pay fees directly to a subadviser.

      The Subadvisory Agreement for each Portfolio as approved by the Board is now being submitted for approval to the shareholders of that Portfolio. If the Subadvisory Agreement is approved by a Majority Vote (as defined below) by the outstanding shares of a Portfolio, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of that Portfolio, and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. If the shareholders of a Portfolio should fail to approve the Subadvisory Agreement for that Portfolio, the Board of the Trust will consider appropriate action which may include a search for another subadviser. "Majority Vote" for purposes of this Proxy Statement, and under the 1940 Act, means the lesser of (1) more than 50% of the outstanding shares of each Portfolio, or (2) 67% or more of the shares of each Portfolio present at the meeting, in person or by proxy, if the holders of 50% or more of the outstanding shares of the Portfolio are present or represented by proxy. Each Portfolio will consider the approval of Proposal 1 set forth herein separately, and the approval or disapproval by one Portfolio of Proposal 1 will not affect the approval or disapproval by another Portfolio of Proposal 1.

      The retention of the Proposed Subadvisers will not in itself increase the fees or expenses otherwise incurred by a Portfolio's shareholders because such fees and expenses are paid for by AIG SAAMCo. However, Proposal 2 does propose an increase in management fees for Federated American Leaders Portfolio and MFS Mid-Cap Growth Portfolio (each, a "Proposal 2 Portfolio") and should Proposal 1 be approved by shareholders of a Proposal 2

Portfolio, but not Proposal 2, AIG SAAMCo reserves the right not to enter into a Subadvisory Agreement with the Proposed Subadviser for that Proposal 2 Portfolio.

      Forms of Subadvisory Agreements to be used for the Portfolios, are attached hereto as follows: Appendix A for Federated American Leaders Portfolio and Goldman Sachs Research Portfolio, Appendix B for MFS Mid-Cap Growth Portfolio and Appendix C for Putnam Growth: Voyager Portfolio. The current subadvisory agreements with each Portfolio were dated January 1, 1999 and in the case of three of the Portfolios were amended as follows: Federated American Leaders Portfolio on May 1, 2004, Putnam Growth: Voyager Portfolio on October 3, 2005 and Goldman Sachs Research Portfolio on May 23, 2000 and January 1, 2005.

      AIG SAAMCo recommended the Proposed Subadvisers in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record.

      Each Subadvisory Agreement between AIG SAAMCo and each Proposed Subadviser, on behalf of each respective Portfolio, provides that (i) the Subadviser shall manage the assets of the Portfolio, (ii) AIG SAAMCo shall compensate the Subadviser for its services, (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) the Subadviser shall comply with the Portfolio's investment policies and restrictions and with applicable law.

PROPOSED REPLACEMENT OF CURRENT SUBADVISERS

      On December 13, 2006 following AIG SAAMCo's recommendation the Board approved, after due consideration, the termination of Federated Equity Management Company of Pennsylvania ("Federated") and Massachusetts Financial Services Company ("MFS") as the subadvisers to Federated American Leaders Portfolio and MFS Mid-Cap Growth Portfolio, respectively, contingent upon approval of Proposal 1. On January 19, 2007 following AIG SAAMCo's recommendation the Board approved, after due consideration, the termination of Putnam Investment Management, LLC ("Putnam") and Goldman Sachs Asset Management, L.P. ("Goldman Sachs") as the subadvisers to Putnam Growth: Voyager Portfolio and Goldman Sachs Research Portfolio, respectively, contingent upon approval of Proposal 1. Federated, MFS, Putnam and Goldman Sachs (collectively, the "Current Subadvisers") will continue to subadvise their respective Portfolios until new subadvisers are in place at which time AIG SAAMCo will terminate the contracts of the Current Subadvisers. AIG SAAMCo recommended the termination of the Current Subadvisers because of (1) under-performance in managing the assets, with respect to the Federated American Leaders Portfolio, MFS Mid-Cap Growth Portfolio and Putnam Growth: Voyager Portfolio and (2) in the case of the Goldman Sachs Research Portfolio, portfolio management changes proposed by the Current Subadviser.

      Except as noted in the chart below, each Proposed Subadvisory Agreement is not materially different from the subadvisory agreement in effect between AIG SAAMCo and the Current Subadvisers on behalf of each respective Portfolio.


-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                   MATERIAL DIFFERENCES IN SUBADVISORY AGREEMENTS
-------------------------------------------------------------------------------------------------------------------------
All Portfolios              The Proposed Subadvisory Agreements involve new subadvisers and the fees charged by the Proposed Subadvisers are different than those charged by the Current
                            Subadvisers.

Federated American          Under the Proposed Subadvisory Agreement 90 days' written notice is required for the
Leaders Portfolio and       Proposed Subadviser to terminate the Proposed Subadvisory Agreement whereas under the
Goldman Sachs Research      current subadvisory agreement 6 months notice is required unless an alternate subadvisory
Portfolio                   agreement is in place.

MFS Mid-Cap Growth          The Proposed Subadvisory Agreement explicitly allows AIG SAAMCo to direct the Proposed
                            Subadviser to effect a Portfolio's transactions in securities to certain

Portfolio                   broker-dealers and futures commission merchants. All brokerage requests are subject to best execution; however, such direction may result in the Proposed Subadviser paying a higher commission.*

Putnam Growth: Voyager      The Proposed Subadvisory Agreement explicitly allows AIG SAAMCo to direct the Proposed
Portfolio                   Subadviser to effect a Portfolio's transactions in securities to certain broker-dealers and futures commission merchants. All brokerage requests are subject to best execution;
                            however, such direction may result in the Proposed Subadviser paying a higher commission.*

                            The Proposed Subadviser can terminate the current subadvisory agreement with 60 days' notice.
                            Under the Proposed Subadvisory Agreement termination requires 6 months' notice unless an alternate subadvisory agreement is in place.

      * Though this provision is not in the current subadvisory agreement, the Trustees have approved a commission recapture program for both Portfolios and both Portfolios currently participate in such program. The commission recapture program provides that AIG SAAMCo may direct Subadvisers to execute transactions through selected brokers in exchange for which the brokers will return to the Portfolio a portion of the Portfolios' brokerage commissions. The program has the effect of lowering the Portfolios' total expenses.

PROPOSED AND CURRENT SUBADVISORY FEES

      The following chart contains the proposed subadvisory fees to be payable by AIG SAAMCo to each Proposed Subadviser pursuant to the Subadvisory Agreements. In addition, the chart contains the fees payable under the current subadvisory agreement. Fees are expressed as annual percentage rates of the average net assets of each Portfolio. As can be seen, in the case of Federated American Leaders Portfolio and MFS Mid-Cap Growth Portfolio, the fees payable to the Proposed Subadvisers by AIG SAAMCo are higher than those paid to the Current Subadvisers, which means AIG SAAMCo will retain less of its advisory fee with the change of subadvisers. Accordingly, Proposal 2 requests approval of a commensurate increase in advisory fees. However, for Putnam Growth: Voyager Portfolio and Goldman Sachs Research Portfolio the fees payable to the Proposed Subadvisers by AIG SAAMCo are lower than those paid to the Current Subadvisers which means that AIG SAAMCo would retain more of its advisory fees with the change of subadvisers.

---------------------------------------------------------------------------------------
    PORTFOLIO        CURRENT SUBADVISORY FEE           PROPOSED SUBADVISORY FEE
---------------------------------------------------------------------------------------
Federated American   Federated:                        Oppenheimer:
Leaders Portfolio    0.55% on the first $20 million;   0.40% on the first $50 million;
                     0.35% on the next $30 million;    0.35% on the next $200 million;
                     0.25% on the next $100 million;   0.30% over $250 million.
                     0.20% on the next $350 million;
                     0.15% thereafter

MFS Mid-Cap Growth   MFS:                              JP Morgan:
Portfolio            0.40% on the first $300 million;  0.42% on the first $100 million;
                     0.375% on the next $300 million;  0.40% over $100 million.
                     0.35% on the next $300 million;
                     0.325% on the next $600 million;
                     0.25% thereafter

Putnam Growth:       Putnam:                           WellsCap:
Voyager Portfolio    0.50% on the first $150 million;  0.45% on first $150 million
                     0.45% on the next $150            0.425% on next $150 million
                     0.35% thereafter                  0.35% over $300 million million;

Goldman Sachs        Goldman:                          Oppenheimer:
Research Portfolio   0.50% on the first $50 million;   0.45% on the first $50 million
                     0.45% on the next $150 million;   0.40% on next $200 million
                     0.40% thereafter                  0.375% on next $250 million
                                                       0.35% over $500 million

      The table below shows the amount of subadvisory fees paid during the year ended January 31, 2006 on a per Portfolio basis, along with the amounts that would have been paid during the same period had the Subadvisory Agreement been in effect ("Pro Forma"), and the percentage increase (decrease) that the Pro Forma fees represent.

-------------------------------------------------------------------------------
     PORTFOLIO            CURRENT FEES    PRO FORMA FEES    PERCENTAGE INCREASE
                                                                 (DECREASE)
-------------------------------------------------------------------------------
Federated American            $669,028          $906,043            35%
Leaders Portfolio

MFS Mid-Cap Growth          $1,037,332        $1,057,332             2%
Portfolio

Putnam Growth:              $1,022,810          $928,551            (9%)
Voyager Portfolio

Goldman Sachs Research        $130,643          $117,579           (10%)
Portfolio

INFORMATION ABOUT THE SUBADVISERS

JP MORGAN

      JP Morgan is a Delaware corporation and is a direct, wholly owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a direct wholly-owned subsidiary of JPMorgan Chase & Co. JPMorgan Chase & Co. is located at 270 Park Avenue, New York, New York 10017. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies, had approximately $1,013 billion in assets under management. JP Morgan and JPMorgan Asset Management Holdings, Inc. are located at 245 Park Avenue, New York, New York 10167.

      JP Morgan is not affiliated with AIG SAAMCo. No officer of the Trust or Trustee owns securities or has any other material direct or indirect interest in JP Morgan or any other person affiliated with JP Morgan. No Trustee has any material interest, direct or indirect, in any material transactions since the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which JP Morgan or its affiliates is a party.

      The following chart lists the principal officers and directors of JP Morgan and their principal occupations. The business address of each officer and director is 245 Park Avenue, New York, NY 10167.

--------------------------------------------------------------------------------------------------
NAME                             POSITION WITH JP MORGAN AND PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------------------------
Evelyn V. Guernsey               President, Director, Managing Director

Joseph K Azelby                  Head of Real Estate, Managing Director

Clive Brown                      Director, Managing Director Head of International Business

Seth P. Bernstein                Global Head of Fixed Income, Managing Director

Susan M. Canning                 Vice President

George C.W. Gatch                Director, Managing Director

Iiman (Amy) Pappas               Treasurer, Managing Director

Paul A. Quinsee                  Director, Managing Director

Lawrence M. Unrein               Head of Private Equity and Hedge Funds Director, Managing Director

      JP Morgan is the investment adviser for another mutual fund that has an investment objective similar to that of the MFS Mid-Cap Growth Portfolio. The name of the fund, together with information concerning the fund's assets, and the annual fees paid (as a percentage of average net assets) to JP Morgan for its services, are as set forth below.

---------------------------------------------------------------------------------
      PORTFOLIO NAME        ASSETS AS OF DECEMBER 31,   FEE RATE (% OF AVERAGE
                                 2006 (MILLIONS)           DAILY NET ASSETS)
---------------------------------------------------------------------------------
JP Morgan Capital Growth             $871.41                        0.40%

OPPENHEIMER

      Oppenheimer's principal offices are located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by MassMutual Life Insurance Company. Oppenheimer has been an investment adviser since 1960. As of November 30, 2006, Oppenheimer had over $235 billion in assets under management.

      Oppenheimer is not affiliated with AIG SAAMCo. No officer of the Trust or Trustee owns securities or has any other material direct or indirect interest in Oppenheimer or any other person affiliated with Oppenheimer. No Trustee has any material interest, direct or indirect, in any material transactions since the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which Oppenheimer or its affiliates is a party.

      The following chart lists the principal officers and directors of Oppenheimer and their principal occupations. The business address of Messrs. Baldwin, Wixted and Vandehey is 6803 Tucson Way, Centennial, Colorado 80112-3924. The address for the remaining officers is Two World Financial Center, 225 Liberty St., New York, New York 10281-1008.

-------------------------------------------------------------------------------------
NAME                 POSITION WITH OPPENHEIMER AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------
John V. Murphy       Chairman, President, Chief Executive Officer and Director
Michael Baldwin      Director, Executive Vice President
Craig P. Dinsell     Executive Vice President
Richard Knott        President, OppenheimerFunds Distributor
Brian W. Wixted      Treasurer

Kurt J. Wolfgruber   Executive Vice President, Chief Investment Officer, and Director
Robert G. Zack       Executive Vice President and General Counsel
Mark Vandehey        Senior Vice President and Chief Compliance Officer
David Pfeffer        Senior Vice President and Chief Financial Officer

      Oppenheimer is the investment adviser for other mutual funds that have an investment objective similar to that of the Federated American Leaders Portfolio and the Goldman Sachs Research Portfolio. The names of such funds, together with information concerning the funds' assets, and the annual fees paid (as a percentage of average net assets) to Oppenheimer for its services, are as set forth below.

------------------------------------------------------------------------------------
      PORTFOLIO NAME                 ASSETS AS OF                FEE RATE
                                  DECEMBER 31, 2006  (% OF AVERAGE DAILY NET ASSETS)
                                      (MILLIONS)
------------------------------------------------------------------------------------
Federated American Leaders
Portfolio

Oppenheimer Main Street                $4,351.4      0.75% of the first $200 million;
Opportunity Fund                                     0.72% of the next $200 million;
                                                     0.69% of the next $200 million;
                                                     0.66% of the next $200 million;
                                                     0.60% of the next $4.2 billion;
                                                     0.58% of assets over $5.0 billion

Goldman Sachs Research Portfolio

Oppenheimer Capital Appreciation       $7,937.5      0.75% of the first $200 million;
Fund                                                 0.72% of the next $200 million;
                                                     0.69% of the next $200 million;
                                                     0.66% of the next $200 million;
                                                     0.60% of the next $700 million;
                                                     0.58% of the next $1.0 billion;
                                                     0.56% of the next $2.0 billion;
                                                     0.54% of the next $2.0 billion;
                                                     0.52% of the next $2.0 billion;
                                                     0.50% of the next $2.5 billion; and
                                                     0.48% of assets over $11.0 billion

WELLSCAP

      WellsCap, a California corporation, is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A. ("WFB"), which is a wholly-owned subsidiary of Wells Fargo & Company ("WFC"). WFB and WFC are located at 420 Montgomery Street, San Francisco, CA 94104. As of September 30, 2006, WellsCap had over $180 billion in assets under management.

      WellsCap is not affiliated with AIG SAAMCo. No officer of the Trust or Trustee owns securities or has any other material direct or indirect interest in WellsCap or any other person affiliated with WellsCap. No Trustee has any material interest, direct or indirect, in any material transactions since the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which WellsCap or its affiliates is a party.

         The following chart lists the principal executive officers and directors of WellsCap and their principal occupations. The business address for the officers and directors is 525 Market Street, 10th Floor, San Francisco, CA 94105 except for Messrs. Bissell, Khan and Hartman whose address is 333 S. Grand Ave., 22nd Floor, Los Angeles, CA 90071, and Mr. Paulsen whose address is 90 S. 7th Street, 9th Floor, Minneapolis, MN 55402.

  NAME                        POSITION WITH WELLSCAP AND PRINCIPAL OCCUPATION
  ----                        -----------------------------------------------
  Robert W. Bissell           President

  Amru A. Khan                Vice President - Sales and Marketing

  Thomas M. O'Malley          Vice President Liquidity Management

  James W. Paulsen            Chief Investment Strategist

  William L. Timoney          Vice President & Director Client Services

  David F. O'Keefe            Chief Financial Officer

  Kirk D. Hartman             Chief Investment Officer

  Mai Shiver                  Director Business Risk Management

  Mari Casas                  Director of Strategic Planning

  Sallie C. Squire            Chief Administrative Officer

  Karen Norton                Chief Operations Officer

         WellsCap is the investment adviser for other mutual funds that have an investment objective similar to that of the Putnam Growth Portfolio. The names of such funds, together with information concerning the funds' assets, and the annual fees paid (as a percentage of average net assets) to WellsCap for its services, are as set forth below.

            PORTFOLIO NAME                  ASSETS AS OF DECEMBER 31, 2006                    FEE RATE
                                                      (MILLIONS)                   (% OF AVERAGE DAILY NET ASSETS)
            --------------                  ------------------------------         -------------------------------
Wells Fargo Advantage Capital Growth Fund               $767.9                  0.35% on the first $100M;
                                                                                0.30% on the next $100M;
                                                                                0.20% on the next $300M;
                                                                                0.15% over $500M.

Wells Fargo Advantage Endeavor Fund                     $ 44.4                  0.35% on the first $100M;
                                                                                0.30% on the next $100M;
                                                                                0.20% on the next $300M;
                                                                                0.15% over $500M.


PORTFOLIO NAME CHANGES

         Should AIG SAAMCo terminate the subadvisory agreements of the Current Subadvisors as detailed above, the names of the Portfolios will be changed as follows:

               PORTFOLIO                                                   NEW NAME
               ---------                                                   --------
Federated American Leaders Portfolio                         Equity Opportunities Portfolio

MFS Mid-Cap Growth Portfolio                                 Mid-Cap Growth Portfolio

Putnam Growth: Voyager Portfolio                             Fundamental Growth Portfolio

Goldman Sachs Research Portfolio                             Capital Growth Portfolio

TRUSTEE'S CONSIDERATIONS

         PLEASE SEE PAGE 16 FOR A DESCRIPTION OF THE TRUSTEES' CONSIDERATIONS IN APPROVING THE SUBADVISORY AGREEMENTS (AS WELL AS THE AMENDMENT TO THE ADVISORY AGREEMENT OUTLINED IN PROPOSAL 2).

                                      * * *

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACT OWNERS PROVIDE VOTING INSTRUCTIONS IN FAVOR OF APPROVING THE SUBADVISORY AGREEMENTS DISCUSSED IN PROPOSAL 1.

                 APPROVAL OF AMENDMENT TO THE ADVISORY AGREEMENT
                                 PROPOSAL NO. 2

         The shareholders of the Federated American Leaders Portfolio and MFS Mid-Cap Growth Portfolio (each, a "Proposal 2 Portfolio") will be asked at the Meeting to approve the amendment to the Advisory Agreement between the Trust and AIG SAAMCo with respect to fees paid for each Proposal 2 Portfolio.

THE PROPOSED ADVISORY AGREEMENT

         At the Board meeting on December 13, 2006, upon the recommendation of AIG SAAMCo, the Board, including all Independent Trustees, unanimously approved an amendment to the Advisory Agreement between the Trust and AIG SAAMCo with respect to fees paid for each Proposal 2 Portfolio.

         The amendment to the Advisory Agreement for each Proposal 2 Portfolio as approved by the Board is now being submitted for approval to the shareholders of each Proposal 2 Portfolio. If the amendment to the Advisory Agreement is approved by a Majority Vote by the outstanding shares of a Proposal 2 Portfolio, the Advisory Agreement will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of that Proposal 2 Portfolio, and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Proposal 2 Portfolio will consider the approval of Proposal 2 set forth herein separately, and the approval or disapproval by one Proposal 2 Portfolio of Proposal 2 will not affect the approval or disapproval of Proposal 2 by the other Proposal 2 Portfolio.

         Should shareholders approve a Subadvisory Agreement (Proposal 1) for the Proposal 2 Portfolios, but not the amendment to the Advisory Agreement for that Portfolio (Proposal 2), AIG SAAMCo reserves the right not to enter into a Subadvisory Agreement with that Proposed Subadviser. If shareholders do not approve a new Subadvisory Agreement (Proposal 1), but do approve the amendment to the Advisory Agreement, AIG SAAMCo will enter into the amendment to the Advisory Agreement, but will reassess its alternatives and may begin a search for another subadviser.

         A form of the amendment to the Advisory Agreement to be used for the Proposal 2 Portfolios is attached hereto as Appendix D. The current advisory agreement ("Current Advisory Agreement") is dated as of January 1, 1999, and was amended on May 23, 2000, November 29, 2000, August 1, 2002, January 1, 2005, October 3, 2005 and June 1, 2006. The Current Advisory Agreement was last submitted to a vote of security holders of the Trust on August 19, 1998. In that proxy statement shareholders were asked to approve a new advisory contract due to AIG SAAMCo's acquisition of AIG SunAmerica, AIG SAAMCo's direct parent company, by American International Group, Inc. ("AIG").

         The purpose of the amendment to the Advisory Agreement is to provide for an increase in the advisory fees paid to AIG SAAMCo by each Proposal 2 Portfolio. There are no other material differences between the Current Advisory Agreement and the Advisory Agreement.

         AIG SAAMCo requested such an increase, which would be achieved in part through the recalibration of breakpoints, in order to ensure that in obtaining the services of a subadviser with substantial resources and experience and a strong performance record in the particular investment style required, the advisory fee take into account the likelihood for higher subadvisory fees going forward. During its search for new subadvisers for the Portfolios AIG SAAMCo was unable to find suitable replacements with the desired characteristics without agreeing to payment of fees that were higher than those paid to the current subadvisers. As a result, AIG SAAMCo believes that an increase in advisory fees, which is approximately commensurate to the increase in the fees to be paid by AIG SAAMCo to the Proposed Subadvisers, is necessary in the case of the Proposal 2 Portfolios, such that AIG SAAMCo can recoup the additional fees it must pay to the Proposed Subadvisers and that it expects to have to pay to future subadvisers.

         The Advisory Agreement provides that AIG SAAMCo shall act as investment adviser to the Proposal 2 Portfolios, manage the Proposal 2 Portfolios' investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the AIG SAAMCo's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. AIG SAAMCo monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

IMPACT ON ADVISORY FEES AND TOTAL EXPENSES

         The following chart contains the proposed advisory fees to be payable by each Proposal 2 Portfolio to AIG SAAMCo pursuant to the Advisory Agreements. In addition, the chart contains the fees payable under the Current Advisory Agreement. Fees are expressed as annual percentage rates of the average net assets of each Proposal 2 Portfolio. As can be seen, the fees payable to AIG SAAMCo are proposed to increase.

           PORTFOLIO                       CURRENT ADVISORY FEES                     PROPOSED ADVISORY FEES
           ---------                       ---------------------                     ----------------------
Federated American Leaders       0.75% on first $150 million;               0.80% on the first $50 million;
Portfolio                        0.60% on next $350 million;                0.75% on the next $200 million;
                                 0.50% over $500 million                    0.70% over $250 million.

MFS Mid-Cap Growth Portfolio     0.75% on first $600 million;               0.80% on the first $100 million;
                                 0.70% on next $900 million;                0.75% over $100 million.
                                 0.65% over $1.5 billion

         The table below shows the amount of advisory fees paid during the year ended January 31, 2006 on a per Portfolio basis, along with the Pro Forma amounts that would have been paid during the same period had the Advisory Agreement been in effect, and the percentage increase that the Pro Forma fees represent. As can be seen, the fees payable to AIG SAAMCo are proposed to increase, however, the proposed subadvisory fees paid to the subadvisers of each Proposal 2 Portfolio are also proposed to increase by a commensurate amount.

         PORTFOLIO                   CURRENT FEES               PRO FORMA FEES           PERCENTAGE INCREASE
         ---------                   ------------               --------------           -------------------
Federated American Leaders            $1,737,085                  $1,914,099                     10%
Portfolio
MFS Mid-Cap Growth Portfolio          $1,944,998                  $1,994,998                      3%

         The tables below provide data concerning each Proposal 2 Portfolio's total expenses (for each share class) as a percentage of average net assets for each Proposal 2 Portfolio's most recent full fiscal year ended January 31, 2006 under the Current Advisory Agreements and if the Advisory Agreement had been in effect during the same period. Other expenses are not expected to change.


                                                            FEDERATED AMERICAN LEADERS PORTFOLIO
                                      ----------------------------------------------------------------------------------
                                                CLASS 1                     CLASS 2                    CLASS 3
                                                -------                     -------                    -------
                                        CURRENT       PRO FORMA      CURRENT     PRO FORMA     CURRENT      PRO FORMA
MANAGEMENT FEES ................         0.69%          0.76%         0.69%        0.76%        0.69%         0.76%
SERVICE (12b-1) FEES ...........         0.00%          0.00%         0.15%        0.15%        0.25%         0.25%
OTHER EXPENSES .................         0.07%          0.07%         0.07%        0.07%        0.07%         0.07%
TOTAL ANNUAL PORTFOLIO OPERATING
EXPENSES .......................         0.76%          0.83%         0.91%        0.98%        1.01%         1.08%

                                                              MFS MID-CAP GROWTH PORTFOLIO
                                       --------------------------------------------------------------------------
                                              CLASS 1                    CLASS 2                   CLASS 3
                                              -------                    -------                   -------
                                       CURRENT     PRO FORMA      CURRENT     PRO FORMA     CURRENT     PRO FORMA
                                       -------     ---------      -------     ---------     -------     ---------
MANAGEMENT FEES ................        0.75%        0.77%         0.75%        0.77%        0.75%        0.77%
SERVICE (12b-1) FEES ...........        0.00%        0.00%         0.15%        0.15%        0.25%        0.25%
OTHER EXPENSES .................        0.07%        0.07%         0.07%        0.07%        0.07%        0.07%
TOTAL ANNUAL PORTFOLIO OPERATING
EXPENSES .......................        0.82%        0.84%         0.97%        0.99%        1.07%        1.09%


         The following example indicates the expenses you would pay under the current and proposed expense structures, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. This example also assumes that there will be no expense reimbursements or waivers in place after one year. Your actual cost may be higher or lower.

                      FEDERATED AMERICAN LEADERS PORTFOLIO

         PORTFOLIO                          1-YEAR                 3-YEAR                5-YEAR               10-YEAR
         ---------                          ------                 ------                ------               -------
Class 1 - Current                             $ 78                   $243                  $422                 $ 942
Class 1 - Pro Forma                           $ 85                   $265                  $460                 $1025
Class 2 - Current                             $ 93                   $290                  $504                 $1120
Class 2 - Pro Forma                           $100                   $312                  $542                 $1201
Class 3 - Current                             $103                   $322                  $558                 $1236
Class 3 - Pro Forma                           $110                   $343                  $595                 $1317



                          MFS MID-CAP GROWTH PORTFOLIO

         PORTFOLIO                          1-YEAR                 3-YEAR                5-YEAR               10-YEAR
         ---------                          ------                 ------                ------               -------
Class 1 - Current                             $ 84                   $262                  $455                 $1014
Class 1 - Pro Forma                           $ 86                   $268                  $466                 $1037
Class 2 - Current                             $ 99                   $309                  $536                 $1190
Class 2 - Pro Forma                           $101                   $315                  $547                 $1213
Class 3 - Current                             $109                   $340                  $590                 $1306
Class 3 - Pro Forma                           $111                   $347                  $601                 $1329



         INFORMATION ABOUT THE ADVISER

         AIG SAAMCo is an indirect, wholly-owned subsidiary of AIG and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

         The following chart lists the principal officers and directors of AIG SAAMCo and their principal occupations. The business address of Mr. Wintrob and Ms. Nixon is 1 SunAmerica Center, Century City, Los

Angeles, CA 90067. The business address of Mr. Harbeck is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The business address of Mr. Swift is 70 Pine Street, New York, NY 10270.

NAMES                                               POSITION WITH AIG SAAMCO AND PRINCIPAL OCCUPATION
-----                                               -------------------------------------------------
Christopher J. Swift                                Director; Vice President and Chief Financial Officer of AIG Life
                                                    and Retirement Services

Peter A. Harbeck                                    Director, President and Chief Executive Officer of AIG SAAMCo

Jay S. Wintrob                                      Director; President of AIG Retirement Services ("AIGRS")

Christine A. Nixon                                  Director; Vice President and General Counsel of AIGRS

         AIG SAAMCo is not the investment adviser for other mutual funds that have an investment objective similar to that of the Proposal 2 Portfolios.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACT OWNERS PROVIDE VOTING INSTRUCTIONS IN FAVOR OF APPROVING THE ADVISORY AGREEMENTS DISCUSSED IN PROPOSAL 2.

TRUSTEES' CONSIDERATIONS

         In connection with the approval of the amendment to the Advisory Agreement between AIG SAAMCo and the Trust on behalf of the Proposal 2 Portfolios and the approval of the Subadvisory Agreements between the Proposed Subadvisers and AIG SAAMCo on behalf of each of the Portfolios in Proposal 1 (collectively, the "Advisory Contracts"), the Board received materials related to certain factors used in its consideration whether to approve such Advisory Contracts. Those factors included: (1) the nature, extent and quality of services provided by AIG SAAMCo or to be provided by the Proposed Subadvisers;
(2) the size and structure of the advisory fees and subadvisory fees to be charged in connection with AIG SAAMCo's management of the Proposal 2 Portfolios and the Proposed Subadvisers' management of the Portfolios, respectively, compared to advisory fee rates and subadvisory fee rates of a group of funds with similar investment objectives (respectively, the "Expense Group/Universe" and the "Subadviser Expense Group/Universe"), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Portfolios managed by the Proposed Subadvisers of comparable funds as selected by an independent third-party provider of investment company data ("Performance Group/Universe") and against benchmarks and/or indices; (4) the costs of services and the benefits potentially derived by AIG SAAMCo and the Proposed Subadvisers; (5) the terms of the Advisory Contracts; (6) whether the Portfolios will benefit from possible economies of scale; and (7) information regarding AIG SAAMCo's and the Proposed Subadvisers' compliance and regulatory history. In addition, the Board considered (a) the organizational capability and financial condition of AIG SAAMCo and the Proposed Subadvisers; (b) the historical relationship between the Trust and AIG SAAMCo;
(c) the possibility that services of the type required by the Trust might be better obtained from other organizations; and (d) the conditions and trends prevailing in the economy, the securities markets and the investment company industry.

         The Independent Trustees were separately represented by counsel that is independent of AIG SAAMCo in connection with their consideration of approval of the Advisory Contracts. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

         The Expense Group and the Performance Group each consists of a Portfolio and a select group of funds that are chosen to be comparable to the Portfolio based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category (for example, large cap value, small cap growth, mid cap core), sales load type, asset size and expense components. The other funds that comprise a Portfolio's Expense Group and Performance Group are substantially similar. The Expense Universe and the Performance Universe each consists of a Portfolio, the funds in its Expense Group or Performance Group, respectively, and all other funds in the asset category or categories included in the Expense Group or Performance Group (or if no Performance Group is provided, all other funds in the asset category of the Portfolio) regardless of asset size or primary channel of distribution. A Portfolio's Subadviser Expense Group and Subadviser Expense Universe are comprised of the Portfolio and certain other comparable funds in its asset category or categories with subadviser agreements. The funds that comprise a Portfolio's Expense Group/Universe, Performance Group/Universe and Subadviser Expense Group/Universe are selected by the independent third-party provider of investment company data.

         Nature, Extent and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by AIG SAAMCo and to be provided by each of the Proposed Subadvisers. In making its evaluation, the Board considered that AIG SAAMCo is responsible for the management of the affairs of the Trust, including but not limited to, providing the Trust with investment management services for certain Portfolios of the Trust, and general supervision of and coordination of the services provided by the Proposed Subadvisers.

         In addition, the Board noted that AIG SAAMCo is responsible for overseeing the performance of services by the Trust's custodian, transfer agent and dividend disbursing agent. The Board also noted that AIG SAAMCo is responsible for the financial and accounting records required to be maintained by each Portfolio and for the administration of the Trust's business affairs, including providing such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any Portfolio) and such executive and other personnel as shall be necessary for the operations of each Portfolio. With respect to the Proposed Subadvisers, the Board noted that the Proposed Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities shall be purchased or sold by each Portfolio. The Board reviewed each Proposed Subadviser's history, structure and size, and investment experience. The Board was informed that in management's judgment, each of the Proposed Subadvisers has the size, visibility and resources to attract and retain highly qualified investment professionals.

         The Board reviewed the qualifications, background and responsibilities of each of the Proposed Subadviser's staff who is or would be responsible for providing investment management services to the respective Portfolio. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by AIG SAAMCo and each Proposed Subadviser and that there was a reasonable basis on which to conclude that they would provide high quality services to the Trust.

         Fees and Expenses. The Board, including the Independent Trustees, received and reviewed information regarding the Portfolios' fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees, if applicable), and expense ratios compared against such fees and expense ratios of their Expense Group/Universes for each Portfolio. Such fees and expense ratios were compared both before and after expense waivers, caps and reimbursements, if any. It was noted that with respect to subadvisory fees, AIG SAAMCo negotiates such fees with each of the unaffiliated Proposed Subadvisers at arms-length. The Board also considered that the subadvisory fees are paid by AIG SAAMCo out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadviser Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs.

         The Board considered the following information regarding advisory and subadvisory fees based on the data provided by Lipper:

            - Federated American Leaders Portfolio. The Board considered that the Portfolio's total expenses were below the median of its Expense Group/Universe. The Board also noted that the Portfolio's actual advisory fees were below the median of its Expense Group but above the median of its Expense Universe. The Board considered that while the proposed increase to the advisory fees would cause the Portfolio's advisory fees to be above the median of its Expense Group/Universe, the Portfolio's total expenses would be at or below the median of its Expense Group/Universe.

               With respect to the Portfolio's subadvisory fees, the Board considered that the current subadvisory fees were below the median of its Subadvisory Expense Group/Universe and that the subadvisory fees for the Proposed Subadviser would be at or below the median of its Subadvisory Group/Universe. However, the Board noted that the increase to the Portfolio's proposed subadvisory fee was greater than the increase to the proposed advisory fee and that as a result AIG SAAMCo would retain less of its advisory fees at the current asset levels than under the current advisory/subadvisory fee schedules.

            - MFS Mid Cap Growth Portfolio. The Board considered that the Portfolio's total expenses and actual advisory fees were below the median of its Expense Group/Universe and that they would continue to be below the median of its Expense Group/Universe after taking into account the proposed increase in advisory fees.

               The Board also noted that the Portfolio's subadvisory fees were at the median of its Subadvisory Expense Group/Universe and the proposed subadvisory fees were above the median of its Subadvisory Expense Group/Universe. With respect to the proposed advisory/subadvisory fees, management noted that AIG SAAMCo would retain more of its advisory fee until asset levels reached approximately $450 million at which point AIG SAAMCo would retain less of its advisory fee than under the current advisory/subadvisory fee schedules.

            - Putnam Growth: Voyager Portfolio. The Board considered that the Portfolio's current and proposed subadvisory fees were above the median of its Subadvisory Expense Group/Universe. The Board also noted that AIG SAAMCo would retain more of its advisory fees with the change of subadvisers.

            - Goldman Sachs Research Portfolio. The Board considered that the Portfolio's current subadvisory fees were above the median of its Subadvisory Expense Group/Universe and that the subadvisory fees of the Proposed Subadviser are below the median of its Subadvisory Expense Group but above the median of its Subadvisory Expense Universe. The Board also noted that AIG SAAMCo would retain more of its advisory fees with the change of subadvisers.

         In addition, with respect to the Proposal 2 Portfolios, the Board considered AIG SAAMCo's concern that in order to ensure that in obtaining the services of a subadviser with substantial resources and experience and a strong performance record in the particular investment style required, the management fee needs to take into account the likelihood for higher subadvisory fees going forward. The Board considered AIG SAAMCo's experiences during its search for new subadvisers for the Proposal 2 Portfolios in which AIG SAAMCo was unable to find suitable replacements with the desired characteristics without agreeing to payment of fees that were higher than those paid to the current subadvisers. The Board acknowledged AIG SAAMCo's request that an increase in advisory fees for the Proposal 2 Portfolios, which is approximately commensurate to the increase in the fees to be paid by AIG SAAMCo to the Proposed Subadvisers, is necessary such that AIG SAAMCo can recoup the additional fees it must pay to the Proposed Subadvisers and that it expects to have to pay to future subadvisers.

         On the basis of the information considered, the Trustees concluded that the proposed advisory and subadvisory fee rates were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

         Investment Performance. The Board, including the Independent Trustees, received and reviewed information prepared by management and Lipper, Inc., a third party provider of investment company information regarding each Portfolio's investment performance compared against its benchmark and other funds in its Performance Group/Universe. Generally, the performance information provided were the annualized returns for the period since inception, its one-, three- and five-year periods, for the period ended May 31, 2006 (for materials prepared by Lipper) and September 30, 2006 (for materials prepared by management). On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolios' performance and each Subadviser's performance within a Portfolio and management recommends to the Board those Portfolios which it believes may require additional attention or potential corrective action. A summary of certain of the information that the Board considered with respect to the Portfolios is as follows:

            - Federated American Leaders Portfolio. The Board considered that the Portfolio's performance trailed the Lipper VUF Large Cap Value Category and the median of its Performance Group/Universe for the one-, three- and five-year periods. Management reported that the Proposed Subadviser, Oppenheimer, manages a fund with a similar investment objective and investment strategy as the Portfolio--the Oppenheimer Main Street Opportunity Fund. The Board also took into account management's discussion of the Portfolio's performance. The Board considered that the Oppenheimer Main Street Opportunity Fund has outperformed the Portfolio and the Portfolio's benchmark for the one-, three- and five-year periods. The Board determined that given the Portfolio's underperformance, a change in subadvisers was advisable.

            - MFS Mid Cap Growth Portfolio. The Board considered that the Portfolio's performance trailed the Lipper VUF Mid Cap Growth Catetory and the median of its Performance Group/Universe for the one-, three- and five-year periods. Management reported that the Proposed Subadviser, JP Morgan, manages a fund with a similar investment objective and investment strategy as the Portfolio--the JPMorgan Capital Growth. The Board also took into account management's report that the JPMorgan Capital Growth Fund has outperformed the Russell Mid Cap Growth Index, the Lipper and Morningstar Mid Cap Growth Categories and the Portfolio for the one-, three- and five-year periods. The Board determined that given the Portfolio's underperformance, a change in sub-adviser was advisable.

            - Putnam Growth: Voyager Portfolio. The Board considered that the Portfolio's performance trailed the Lipper VUF Large Cap Growth Category and the median of its Performance Group/Universe for the one-, three- and five-year periods. Management reported that the Proposed Subadviser, WellsCap, manages a fund with a similar investment objective and investment strategy as the Portfolio--the Wells Fargo Fundamental Growth Fund. The Board further noted that the performance of the Wells Fargo Fundamental Growth Fund exceeded the Portfolio's performance, Russell 1000(R) Growth Index and the Lipper Large Cap Growth Category for the three- and five-year periods as of December 31, 2006, but trailed the Portfolio, Index and Lipper category for the one-year period.

            - Goldman Sachs Research Portfolio. The Board considered that the Portfolio's performance trailed the Lipper VUF Large Cap Core Category and the median of its Performance Group and Performance Universe for the five-year period but exceeded such index and medians for the one- and three-year periods. Management reported that the Proposed Subadviser, Oppenheimer, manages a fund with a similar investment objective and investment strategy as the Portfolio, the Oppenheimer Capital Appreciation Fund. The Board further noted that the performance of the Oppenheimer Capital Appreciation Fund exceeded the Lipper Large Cap Growth Category for the one- and five year periods but slightly trailed the category for the three-year periods and that it trailed the Russell 1000(R) Growth Index for the one- and three-year periods but exceeded the Index for the five-year period.

               In addition, the Board noted that the performance of the Oppenheimer Capital Appreciation Fund trailed the Goldman Sachs Research Portfolio for the one-, three- and five year periods as of December 31, 2006, but was reminded that the reason for the subadviser change was that the current Goldman Sachs' portfolio managers would no longer manage the Portfolio under its current strategy.

         Cost of Services and Benefits Derived. With respect to indirect costs and benefits, the Board was informed, based on management's judgment, that (1) any indirect costs incurred by AIG SAAMCo and the Proposed Subadvisers in connection with rendering investment advisory services to the Trust were inconsequential to the analysis of the adequacy of the advisory fees, and (2) any collateral benefits derived as a result of providing advisory services to the Trust are de minimis and do not impact upon the reasonableness of the advisory fee. The Board concluded that any benefits that AIG SAAMCo, its affiliates and the Proposed Subadvisers could be expected to receive with regard to providing investment advisory and other services to the Portfolios were not unreasonable.

         Profitability and Economies of Scale. The Board received information related to AIG SAAMCo's profitability with respect to the services it provides to the Trust's Portfolios. It was noted that the subadvisory fees to be paid pursuant to Subadvisory Agreements will be paid by AIG SAAMCo out of the advisory fees that AIG SAAMCo receives under the Advisory Agreement. The Trustees also relied on the ability of AIG SAAMCo to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board determined that the profitability to each Subadviser in connection with its relationship with the respective Portfolios is therefore not a material factor in the Board's consideration of the Subadvisory Agreements. The Board believed that an increase in management fees to be paid by the Proposal 2 Portfolios to AIG SAAMCo would have a negligible effect on AIG SAAMCo's profitability because the new revenues resulting from this management fee increase would be mitigated by the increase in fees paid by AIG SAAMCo to the Proposed Subadvisers. With respect to AIG SAAMCo's management of the Proposal 2 Funds, the Board determined that its profitability was reasonable. The Board recognized that the decrease in subadvisory fees paid by SAAMCo to the Proposed Subadvisers for subadvising Putnam Growth Voyager Portfolio and the Goldman Sachs Research Portfolio would increase AIG SAAMCo's profitability, but believed that despite this increase, AIG SAAMCo's profitability would still be reasonable.

         For similar reasons, the potential for the Portfolios to experience economies of scale from the Proposed Subadvisers' management of the Portfolios was not considered a material factor to the Board's approval of the Subadvisory Agreements. It was noted that breakpoints were in place for the Portfolios. The Board considered that management believed that each Portfolio's fee schedule reflect the economics of scale inherent in providing investment advice to a Portfolio in its particular asset category and asset size.

         Terms of Advisory Contracts. The Board, including the Independent Trustees, reviewed the terms of the Advisory Contracts including the duties and responsibilities undertaken by AIG SAAMCo and the Proposed Subadvisers as discussed above. The Board considered that AIG SAAMCo pays all of its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of AIG SAAMCo. The Board also reviewed the terms of payment for services rendered and noted that AIG SAAMCo will compensate the Proposed Subadvisers out of the fees it receives from the Trust. The Board noted that each Subadvisory Agreement provides that the Proposed Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the other terms and conditions of the Advisory Contracts.

         Compliance. The Board reviewed AIG SAAMCo's and the Proposed Subadviser's compliance and regulatory history, including information whether any were involved in any regulatory actions or investigations. It was noted that AIG SAAMCo had implemented new policies and procedures required by federal securities laws, reviewed and enhanced its compliance monitoring procedures, and had developed a program designed to test the continued efficacy of its compliance policies and procedures.

         Conclusions. In reaching its decision to recommend the approval of the Advisory Contracts, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that AIG SAAMCo and the Proposed Subadvisers possess the capability and resources to perform the duties required of them under their respective Advisory Contracts.

         Further, based upon its review of the Advisory Contracts, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Contracts are reasonable, fair and in the best interest of the Portfolios and their shareholders, and (2) the advisory fee rates and subadvisory fee rates are fair and reasonable in light of (i) the usual and customary charges made for services of the same nature and quality and (ii) the other factors considered.

OWNERSHIP OF SHARES

         As of December 31, 2006, the following number of shares of each Portfolio were outstanding:

                               PORTFOLIO                                              NUMBER OF SHARES
                               ---------                                              ----------------
                                                                             CLASS 1        CLASS 2       CLASS 3
                                                                             -------        -------       -------
Federated American Leaders Portfolio                                        8,330,129      1,093,412     3,326,895

MFS Mid-Cap Growth Portfolio                                               12,078,928      4,637,219     8,728,639

Putnam Growth: Voyager Portfolio                                            9,878,865        461,145       322,556

Goldman Sachs Research Portfolio                                            2,151,124        702,888       469,810


         The name and percentage of ownership of shareholders that owned of record 5% or more of each class of shares of each Portfolio as of the Record Date, and the total number of shares of each class of shares of the Portfolio are as follows:

         SHARES CLASS             TOTAL NUMBER OF SHARES      NAME OF SHAREHOLDER WITH     PERCENTAGE OF SHARES HELD
                                        OUTSTANDING             AT LEAST 5% OWNERSHIP           BY SHAREHOLDERS
         ------------                   -----------             ---------------------           ---------------
Federated American Leaders
Portfolio

Class 1                                  8,330,129               AIG SunAmerica Life                94.73%
                                                             Assurance Company ("ASLAC")

Class 2                                  1,093,412                      ASLAC                       100.00%

Class 3                                  3,326,895                      ASLAC                       96.44%

MFS Mid-Cap Growth Portfolio

Class 1                                 12,078,928                      ASLAC                       93.33%

Class 2                                  4,637,219                      ASLAC                       100.00%

Class 3                                  8,728,639                      ASLAC                       95.69%

Class 3                                  8,728,639              First SunAmerica Life                5.03%
                                                             Insurance Company ("FSLIC")

Putnam Growth: Voyager
Portfolio

Class 1                                  9,878,865                      ASLAC                       94.88%

Class 2                                   461,145                       ASLAC                       100.00%

Class 3                                   322,556                       ASLAC                       96.18%

Goldman Sachs Research
Portfolio

Class 1                                  2,151,124                      ASLAC                       94.26%

Class 1                                  2,151,124                      FSLIC                        5.55%

Class 2                                   702,888                       ASLAC                       100.00%

Class 3                                   469,810                       ASLAC                       89.66%

Class 3                                   469,810                       FSLIC                       10.34%

         ASLAC and FSLIC are located at 1 SunAmerica Center, Century City, Los Angeles, CA 90067.

         To AIG SAAMCo's knowledge, no person was known to have allocated contributions under Contracts beneficially owned by such person, such that upon the pass through of voting rights by a Life Company, they would have the right to give instructions with respect to more than 5% of the Trust or Portfolios. To the knowledge of management, Trustees and executive officers of the Trust, both individually and as a group, owned less than 1% of the outstanding shares of the Trust and each Portfolio as of December 31, 2006.

OTHER SERVICE AGREEMENTS

         AIG SunAmerica Capital Services, Inc. distributes each Portfolio's shares and incurs the expenses of distributing the Portfolio's shares under a Distribution Agreement. AIG SunAmerica Capital Services, Inc. is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

BROKERAGE COMMISSIONS

         For the Portfolios' fiscal year ended January 31, 2006, each Portfolio paid the following in brokerage commissions:

           PORTFOLIO                         BROKERAGE COMMISSIONS           % OF BROKERAGE COMMISSIONS PAID TO
                                                                                  AFFILIATED BROKER-DEALERS
           ---------                         ---------------------           ----------------------------------
Federated American Leaders Portfolio     $358,774                                   0%

MFS Mid-Cap Growth Portfolio             $491,650                                   0%

Putnam Growth: Voyager Portfolio         $523,393                                   0%

Goldman Sachs Research Portfolio         $ 34,157                                3.69%*

* The affiliated broker-dealer that effected transactions with the Portfolio is Goldman Sachs & Co.

OTHER BUSINESS

         The Trustees do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the proxies will vote on the matters in their discretion.

ANNUAL REPORTS

         The Annual Report to Shareholders of the Trust for the fiscal year ended January 31, 2006 (Dated: April 11, 2006; Accession Number:
0000950129-06-003858) and Semi Annual Report to Shareholders of the Trust for the period ended July 31, 2006 (Dated: October 6, 2006; Accession Number:
0000950124-06-005804) are incorporated by reference into this Proxy Statement. COPIES OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE IF YOU:

         -  WRITE TO:

               SunAmerica Series Trust
               P.O. Box 54299
               Los Angeles, California 90054-0299

         -  CALL: (800) 445-7862

SHAREHOLDER PROPOSALS

         The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next meeting of shareholders of a Portfolio, the Portfolio must receive the proposal a reasonable time before the solicitation is to be made. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Secretary of SunAmerica Series Trust, 2929 Allen Parkway, Houston, Texas 77019.

                                        By Order of the Board of Trustees of
                                        SunAmerica Series Trust


                                        /s/
                                        ----------------------------------------
                                        Nori L. Gabert
                                        SECRETARY

February ___, 2007

                                                                      Appendix A

                                     FORM OF
                              SUBADVISORY AGREEMENT

     This SUBADVISORY AGREEMENT is dated as of __________, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and OPPENHEIMERFUNDS, INC., a Colorado corporation (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Advisory Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold. As reasonably requested, the Subadviser will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). In addition, the custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Subadviser shall discharge the foregoing responsibilities subject to the review and oversight of the officers and the Trustees of the Trust and, using its best efforts and provided it has had sufficient opportunity to act, in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with
(a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations.

          In performing its obligations under this Agreement, the Subadviser may rely upon information provided to it by the Portfolio(s) or on behalf of the Portfolio(s), the Adviser, the Portfolio(s)' custodian(s) or other agent and will not independently verify the accuracy or completeness of such information. The Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) shall not be liable for any loss, claim or damages related to such reliance.

          The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities under this Agreement, including, without limitation, information concerning the Portfolio(s), its funds available, or to become available, for investment and generally as to the conditions of the Portfolio(s) or the Portfolio's affairs. In addition, the Adviser will provide the Subadviser with such materials or information regarding the Portfolio(s) that the Subadviser may reasonably request to the extent they may materially affect the duties of the Subadviser.

          The Subadviser represents and warrants to the Adviser that it shall use its best efforts to manage each Portfolio (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"); and (c) to minimize any penalties payable by the Trust or the Portfolio(s). Without limiting the foregoing, the Subadviser represents and warrants that it shall use its best efforts to manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Code ("Subchapter M") for each Portfolio to be treated as a "regulated investment company" under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service's regulations under
Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (e) the policies and procedures as adopted by the Trustees of the Trust, provided the Subadviser has had sufficient opportunity to implement such policies and procedures. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

          The Adviser will provide the Subadviser with advance notice of any change in the Portfolio(s)' investment objectives, policies and restrictions as stated in the prospectus or in any procedures and policies adopted by the Trustees of the Trust and/or the Adviser, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage each Portfolio's investments in compliance with such changes, provided the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser and has had sufficient opportunity to implement such changes. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes provided that such Prospectus was so modified.

          The Subadviser shall provide reasonable assistance (which would include a recommended price followed by a written rationale) to the Adviser regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available, provided, however, that the parties acknowledge that the Subadviser is not the fund accounting agent for the Portfolio(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this provision by the Subadviser will be provided for information purposes only.

          The Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio(s), whether on a relative or absolute basis.

          The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and
(b) from time to time and upon reasonable request, make representations to the Adviser as to the status and amount of such coverage.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including, but not limited to, price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as allocation of the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

     3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion, may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

     5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     7. PROXY VOTING. The Adviser will vote proxies relating to the Portfolio's securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio's securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

     8. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the periods required by applicable laws, rules and regulations, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the applicable law, on behalf of the Adviser.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     9. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     10. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser's rendering of services under this Agreement.

          (b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser's disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

     11. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

     12. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

     This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

     13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

     15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     16. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

     17. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

     18. CONFIDENTIALITY. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

     The Trust and the Adviser will keep confidential any confidential records or confidential information with respect to the Subadviser obtained pursuant to this Agreement. The Trust and the Adviser will not disclose such confidential records or confidential information unless the Subadviser has authorized such disclosure, or unless such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

     19. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     Subadviser:     OppenheimerFunds, Inc.
                     Two World Financial Center
                     225 Liberty Street, 11th Floor
                     New York, NY 10281-1008
                     Attention: Christina Nasta

     with a copy to: OFI Legal Department
                     at the same address
                     Attention: Adrienne Ruffle

     Adviser:        AIG SunAmerica Asset Management Corp.
                     Harborside Financial Center
                     3200 Plaza 5
                     Jersey City, NJ 07311
                     Attention: Gregory N. Bressler
                                Senior Vice President and General Counsel

     with a copy to: AIG Retirement Services, Inc.
                     1 SunAmerica Center
                     Century City
                     Los Angeles, CA 90067-6022
                     Attention: Mallary L. Reznik
                                Assistant Secretary of SunAmerica Series Trust

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                        AIG SUNAMERICA ASSET MANAGEMENT CORP.


                                        By:
                                            ------------------------------------
                                        Name: Peter A. Harbeck
                                        Title: President and Chief Executive
                                               Officer


                                        OPPENHEIMERFUNDS, INC.


                                        By:
                                            ------------------------------------
                                        Name: Christina Nasta
                                        Title: Vice President

                                   SCHEDULE A

                            Effective _________, 2007

                                          ANNUAL FEE
                                    (AS A PERCENTAGE OF THE
                                   AVERAGE DAILY NET ASSETS
                                  THE SUBADVISER MANAGES IN
PORTFOLIO(S)                            THE PORTFOLIO)
------------                     ---------------------------
EQUITY OPPORTUNITIES PORTFOLIO   0.400% ON FIRST $50 MILLION
                                 0.350% ON NEXT $200 MILLION
                                 0.300% OVER $250 MILLION

CAPITAL GROWTH PORTFOLIO         0.450% ON FIRST $50 MILLION
                                 0.400% ON NEXT $200 MILLION
                                 0.375% ON NEXT $250 MILLION
                                 0.350% OVER $500 MILLION

                                                                      Appendix B

                              SUBADVISORY AGREEMENT

     This SUBADVISORY AGREEMENT is dated as of November 1, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion without prior consultation with the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser,
(a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other investments including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that it will manage the assets of the Portfolio in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments. Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with
(a) the applicable provisions of Subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") ("Subchapter M") for each Portfolio to be treated as a "regulated investment company" under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws that Adviser notifies the Subadviser are applicable to the investment management of the Portfolio; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust and communicated to the Subadviser. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

          The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and
(b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. CUSTODY OF ASSETS. The Subadviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Portfolio. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Portfolio's custodian. The Trust and Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Portfolio and the filing of any returns in connection therewith or otherwise required by law. The Trust and Adviser shall direct the Portfolio's custodian to comply with all investment instructions given by Subadviser with respect to the Portfolio. The Portfolio's custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Trust and Adviser shall provide Subadviser with reasonable advance notice of any subsequent changes in the Portfolio's custodian.

     3. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, the selection of broker-dealers and futures commission merchants to execute Portfolio transactions, and the negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

     (b) Notwithstanding Section 4(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

          (1) All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

          (2) Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

          (3) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

          (4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

          The Adviser acknowledges that the Subadviser may be unable to fulfill the Adviser's request for direction for a number of reasons, including but not limited to, those stated above.

     4. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     5. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

     6. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     7. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others, including other investment companies and accounts following the same investment strategy as the Portfolio. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     8. ADVERTISING. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Trust, to any employee or representative of AIG SunAmerica Capital Services, Inc. ("SACS") or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser.

     9. PROXY VOTING. The Adviser will vote proxies relating to the Portfolio's securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio's securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

     10. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     11. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     12. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) ("Losses") arising from the Subadviser's rendering of services under this Agreement except for Losses resulting from the Subadviser's disabling conduct.

          (b) The Subadviser does not guarantee the future performance of the Portfolio or any specific level of performance, the success of any investment decision or strategy that Subadviser may use, or the success of Subadviser's overall management of the Portfolio. The Trust and Adviser understand that investment decisions made for the Portfolio by the Subadviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Subadviser will manage only the assets of the Portfolio allocated to its management by the Adviser and in making investment decisions for the Portfolio.

          (c) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all Losses to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser's disabling conduct, including but not limited to any material failure by the Subadviser to comply with the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

          (d) Under no circumstances shall the Adviser or the Subadviser be liable to any indemnitee for indirect, special or consequential damages, even if the Adviser or the Subadviser is apprised of the likelihood of such damages.

     13. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

     14. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the

Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

     This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     16. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

     17. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     18. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

     19. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

     20. CONFIDENTIALITY. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

     Notwithstanding the foregoing, to the extent that any market counterparty with whom the Subadviser deals requires information relating to the Portfolio (including, but not limited to, the identity of the Portfolio and market value of the Portfolio), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Portfolio in accordance with the terms of this Agreement.

     21. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Subadviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law

(including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Subadviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Portfolios for a period of at least 30 days after month end, except that the Portfolios' top 10 holdings may be disclosed 16 days after month end. In addition, the Adviser may disclose, earlier than 30 days after month end, a list of the securities held by the Portfolios to certain third parties who have entered into a confidentiality agreement with the Trust.

     22. ADVISER REPRESENTATIONS. The Adviser represents and warrants to Subadviser that: (i) the Adviser have full power and authority to appoint Subadviser to manage the Portfolio in accordance with the terms of this Agreement, (ii) this Agreement is valid and has been duly authorized, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general principles of equity (and the Adviser agrees to provide Subadviser with evidence of such authority as may be reasonably requested by Subadviser).

     23. DELEGATION TO THIRD PARTIES. Subadviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Subadviser may provide information about the Portfolio to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

     24. TRADE SETTLEMENT AT TERMINATION. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Subadviser shall be entitled, without prior notice to the Adviser or the Portfolio, to direct the Portfolio's custodian to retain and/or realize any assets of the Portfolio as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Subadviser with respect to such transaction. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Subadviser.

     25. FORCE MAJEURE. Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

     26. CUSTOMER IDENTIFICATION PROGRAM. To help the government fight the funding of terrorism and money laundering activities, Subadviser has adopted a Customer Identification Program, ("CIP") pursuant to which Subadviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Subadviser's compliance with its CIP, Adviser and Trust hereby represent and warrant that (i) Portfolio's taxpayer identification number or other government issued identification number (see Exhibit A); (ii) all documents provided to Subadviser are true and accurate as of the date hereof; and (iii) Adviser agrees to provide to Subadviser such other information and documents that Subadviser requests in order to comply with Subadviser's CIP.

     27. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     Subadviser:     J.P. Morgan Investment Management Inc.
                     522 Fifth Avenue
                     New York, NY 10036
                     Attention: David Warsoff

     Adviser:        AIG SunAmerica Asset Management Corp.
                     Harborside Financial Center
                     3200 Plaza 5
                     Jersey City, NJ 07311
                     Attention: Gregory N. Bressler
                                Senior Vice President and
                                General Counsel

     with a copy to: AIG Retirement Services, Inc.
                     1 SunAmerica Center
                     Century City
                     Los Angeles, CA 90067-6022
                     Attention: Mallary L. Reznik
                                Deputy General Counsel

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                        AIG SUNAMERICA ASSET MANAGEMENT CORP.


                                        By: /s/ PETER A. HARBECK
                                            ------------------------------------
                                        Name: Peter A. Harbeck
                                        Title: President and Chief Executive
                                               Officer


                                        J.P. MORGAN INVESTMENT MANAGEMENT INC.


                                        By: /s/ DAVID M. WARSOFF
                                            ------------------------------------
                                        Name: David M. Warsoff
                                        Title: Vice President

                                                                      Appendix B

                                     FORM OF
                    AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT

     This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of ________, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 1, 2005, as amended effective January 23, 2006 (the "Subadvisory Agreement") with respect to the Trust; and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Mid-Cap Growth Portfolio. Schedule A is also attached hereto.

                                      Annual Fee
                           (as a percentage of the average
                           daily net assets the Subadviser
Portfolio(s)                  manages in the portfolio)
------------               -------------------------------
Mid-Cap Growth Portfolio   0.42% on the first $100 million
                           0.40% over $100 million

     Subadviser shall manage the Mid-Cap Growth Portfolio assets and shall be compensated as noted above.

     2. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     3. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

     4. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   J.P. MORGAN INVESTMENT MANAGEMENT INC.


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Peter A. Harbeck                  Name:
Title: President and Chief Executive          ----------------------------------
       Officer                          Title:
                                               ---------------------------------

                                   SCHEDULE A

                             Effective _______, 2007

                                       ANNUAL FEE
                            (AS A PERCENTAGE OF THE AVERAGE
                            DAILY NET ASSETS THE SUBADVISER
PORTFOLIO(S)                   MANAGES IN THE PORTFOLIO)
------------                -------------------------------
Global Equities Portfolio   0.45% on the first $50 million
(Tax ID No. 13-7002447)     0.40% on the next $100 million
                            0.35% on the next $350 million
                            0.30% over $500 million

Balanced Portfolio          0.40% on the first $50 million
(Tax ID No. 95-4572884)     0.30% on the next $100 million
                            0.25% over $200 million

Mid-Cap Growth Portfolio    0.42% on the first $100 million
(Tax ID No. 95-4734552)     0.40% over $100 million

                                                                      Appendix C

                                     FORM OF
                              SUBADVISORY AGREEMENT

     This SUBADVISORY AGREEMENT is dated as of __________, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and WELLS CAPITAL MANAGEMENT INCORPORATED, a ___________________ corporation (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser,
(a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). In addition, the custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that each Portfolio will at all times be operated and managed (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the "Contracts") as annuity contracts for purposes of the Internal

Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (c) to minimize any taxes and/or penalties payable by the Trust or the Portfolio(s). Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with
(a) the applicable provisions of Subchapter M, chapter 1 of the Code ("Subchapter M") for each Portfolio to be treated as a "regulated investment company" under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

          The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and
(b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the 2
(PAGE) transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

     (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants'. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

          (1) All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

          (2) Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

          (3) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

          (4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

     3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

     5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     7. PROXY VOTING. The Adviser will vote proxies relating to the Portfolio's securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio's securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

     8. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     9. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     10. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser's rendering of services under this Agreement.

          (b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser's disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

     11. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

     12. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

     This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

     13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

     15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     16. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

     17. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

     18. CONFIDENTIALITY. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

     19. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     Subadviser:     Wells Capital Management Incorporated
                     [ADDRESS]

     Adviser:        AIG SunAmerica Asset Management Corp.
                     Harborside Financial Center
                     3200 Plaza 5
                     Jersey City, NJ 07311
                     Attention: Gregory N. Bressler
                                Senior Vice President and General Counsel

     with a copy to: AIG Retirement Services, Inc.
                     1 SunAmerica Center
                     Century City
                     Los Angeles, CA 90067-6022
                     Attention: Mallary L. Reznik
                                Assistant Secretary of SunAmerica Series Trust

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                        AIG SUNAMERICA ASSET MANAGEMENT CORP.


                                        By:
                                            ------------------------------------
                                        Name: Peter A. Harbeck
                                        Title: President and Chief Executive
                                               Officer


                                        WELLS CAPITAL MANAGEMENT INCORPORATED


                                        By:
                                            ------------------------------------
                                        Name: [NAME]
                                        Title: [TITLE]

                                   SCHEDULE A

                                        ANNUAL FEE
                                 (AS A PERCENTAGE OF THE
                               AVERAGE DAILY NET ASSETS THE
                                SUBADVISER MANAGES IN THE
PORTFOLIO(S)                            PORTFOLIO)
------------                   ----------------------------
FUNDAMENTAL GROWTH PORTFOLIO   0.450% ON FIRST $150 MILLION
                               0.425% ON NEXT $150 MILLION
                               0.350% OVER $300 MILLION

                                                                      APPENDIX D

                                     FORM OF
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of January 1, 1999, as amended May 23, 2000, November 29, 2000, August 1, 2002, January 1, 2005, October 3, 2005, June 1, 2006 and ____, 2007 between SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust") and AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser" or "SAAMCo").

     In consideration of the mutual agreements herein made, the parties hereto agree as follows:

     1. THE TRUST'S PORTFOLIOS. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the "Portfolios"). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

     2. DUTIES OF THE ADVISER. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser's management shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any. The Trust acknowledges that the Adviser also acts as the manager of other investment companies.

     With respect to the Cash Management Portfolio, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

     The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees and a Portfolio=s shareholders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

     3. EXPENSES. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premium dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

     4. COMPENSATION. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the amounts set forth in Schedule A attached hereto calculated in accordance with the average daily net assets of the indicated Portfolio.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Adviser to the Trust, the Trust agrees to reimburse the Adviser for any expenses waived, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

     The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

     (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

     5. PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

     Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

     6. TERM OF AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

     7. TERMINATION. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

     8. REPORTS. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

     9. RECORDS. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio's investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

     The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

     10. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under
Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under this Agreement.

          Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

     11. MISCELLANEOUS. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                        SUNAMERICA SERIES TRUST


                                        By:
                                            ------------------------------------
                                        Name: Vincent M. Marra
                                        Title: President


                                        AIG SUNAMERICA ASSET MANAGEMENT CORP.


                                        By:
                                            ------------------------------------
                                        Name: Peter A. Harbeck
                                        Title: President and Chief Executive
                                               Officer

                                                                      APPENDIX D

                             SUNAMERICA SERIES TRUST
                                   SCHEDULE A
                 to Investment Advisory and Management Agreement
                             (Effective ____, 2007)

                                             FEE RATE
                                        (as a % of average
PORTFOLIO                             daily net asset value)
---------                          ---------------------------
Aggressive Growth Portfolio        .75% on first $100 million
                                   .675% on next $150 million
                                   .625% on next $250 million
                                   .600% over $500 million

Alliance Growth Portfolio          .70% on first $50 million
                                   .65% on next $100 million
                                   .60% over $150 million

Blue Chip Growth Portfolio         .70% on first $250 million
                                   .65% on next $250 million
                                   .60% over $500 million

Cash Management Portfolio1         .475% on first $100 million
                                   .450% on next $400 million
                                   .425% on next $500 million
                                   .400% over $1 billion

Corporate Bond Portfolio           .70% on first $50 million
                                   .60% on next $100 million
                                   .55% on next $100 million
                                   .50% over $250million

Davis Venture Value Portfolio      .80% on first $100 million
                                   .75% on next $400 million
                                   .70% over $500 million

"Dogs" of Wall Street Portfolio    .60%

Emerging Markets Portfolio         1.15% on first $100 million
                                   1.10% on next $100 million
                                   1.05% over $200 million

Equity Index Portfolio             .40%

Equity Opportunities Portfolio     .80% on first $50 million
(formerly, Federated American
   Leaders Portfolio)              .75% on next $200 million
                                   .70% over $250 million

Foreign Value Portfolio            1.025% on first $50 million
                                   .865% on next $150 million
                                   .775% on next $300million
                                   .750% over $500 million

Global Bond Portfolio              .75% on first $50 million
                                   .65% on next $100 million
                                   .60% on next $100 million
                                   .55% over $250 million

                                             FEE RATE
                                        (as a % of average
PORTFOLIO                             daily net asset value)
---------                          ---------------------------
Global Equities Portfolio          .90% on first $50 million
                                   .80% on next $100 million
                                   .70% on next $150 million
                                   .65% over $300 million

Goldman Sachs Research Portfolio   .90 on first $50 million
                                   .85% on nest $150 million
                                   .80% over $200 million

Growth-Income Portfolio            .70% on first $50 million
                                   .65% on next $100 million
                                   .60% on next $150 million
                                   .55% on next $200 million
                                   .50% over $500 million

Growth Opportunities Portfolio     .75% on first $250 million
                                   .70% on next $250 million
                                   .65% over $500 million

High-Yield Bond Portfolio          .70% on first $50 million
                                   .65% on next $100 million
                                   .60% on next $100 million
                                   .55% over $250 million

International Diversified
   Equities Portfolio              .85% on first $250 million
                                   .80% on next $250 million
                                   .75% over $500 million

International Growth and Income
   Portfolio                       1.00% on first $150 million
                                   .90% on next $150 million
                                   .80% over $300 million

Marsico Growth Portfolio           .85%

MFS Massachusetts Investors
   Trust Portfolio                 .70% on first $600 million
                                   .65% on next $900 million
                                   .60% over $1.5 billion

MFS Total Return Portfolio         .70% on first $50 million
                                   .65% over $50 million

Mid-Cap Growth Portfolio           .80% on first $100 million
(formerly MFS Mid-Cap Growth
   Portfolio)                      .75% over $100 million

Putnam Growth: Voyager Portfolio   .85% on first $150 million
                                   .80% on next $150 million
                                   .70% over $300 million

Real Estate Portfolio              .80% on first $100 million
                                   .75% on next $400 million
                                   .70% over $500 million

Small & Mid Cap Value Portfolio    .95% on first $250 million
                                   .90% over $250 million

                                             FEE RATE
                                        (as a % of average
PORTFOLIO                             daily net asset value)
---------                          ---------------------------
Small Company Value Portfolio      1.00% on first $200 million
                                   .92% on next $300 million
                                   .90% over $500 million

SunAmerica Balanced Portfolio      .70% on first $50 million
                                   .65% on next $100 million
                                   .60% on next $150 million
                                   .55% on next $200 million
                                   .50% over $500 million

Technology Portfolio               1.00% on first $250 million
                                   .95% on next $250 million
                                   .90% over $500 million

Telecom Utility Portfolio          .75% on first $150 million
                                   .60% on next $350 million
                                   .50% over $500 million

Worldwide High Income Portfolio    .80% on first $350 million
                                   .75% over $350 million

American Funds Growth SAST
   Portfolio                       .85%

American Funds Global Growth
   SAST Portfolio                  .95%

American Funds Growth-Income
   SAST Portfolio                  .85%

American Funds Asset Allocation
   SAST Portfolio                  .85%

(1) Adviser shall be paid a composite fee based on the aggregate assets it manages for both SunAmerica Series Trust and Seasons Series Trust Cash Management Portfolios.

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                                PROXY CARD IN THE
                             ENCLOSED ENVELOPE TODAY


                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME! TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                     HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                     SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                     VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.







PROXY                          SUNAMERICA SERIES TRUST                     PROXY
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 30, 2007


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF SUNAMERICA SERIES TRUST ("TRUST"). Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of Federated American Leaders Portfolio, MFS Mid-Cap Growth Portfolio, Putnam Growth: Voyager Portfolio and Goldman Sachs Research Portfolio, each a Portfolio ("Portfolio") of SunAmerica Series Trust (the "Trust"), will be held on March 30, 2007 at 2:00 p.m., Central time, at the offices of AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), 2919 Allen Parkway, Woodson Tower, Meeting Room 2, Houston, Texas 77019 for the purpose of considering the following proposals set forth herein.




                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE:1-866-241-6192

                            NOTE: Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                            ----------------                   -----------------

                            ----------------------------------------------------
                            Signature(s)

                            ----------------------------------------------------
                            Signature(s)

                            ----------------------------------------------------
                            Date                                       SAM_17297

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                                PROXY CARD IN THE
                             ENCLOSED ENVELOPE TODAY



PORTFOLIO                            PORTFOLIO
Federated American Leaders           MFS Mid-Cap Growth
Putnam Growth: Voyager               Goldman Sachs Research


                  Please detach at perforation before mailing.







TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:   [ ]

1. TO APPROVE A SUBADVISORY AGREEMENT BETWEEN AIG SAAMCO AND THE FOLLOWING SUBADVISERS ON BEHALF OF THE FOLLOWING PORTFOLIOS.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST;
[ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.


Portfolio                                   Proposed Subadviser                          FOR    AGAINST  ABSTAIN
Federated American Leaders                  Oppenheimer Funds, Inc.                      [ ]      [ ]      [ ]
MFS Mid-Cap Growth                          JP Morgan Investment Management Inc.         [ ]      [ ]      [ ]
Putnam Growth:  Voyager                     Wells Capital Management Incorporated        [ ]      [ ]      [ ]
Goldman Sachs Research                      Oppenheimer Funds, Inc.                      [ ]      [ ]      [ ]

2. TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE TRUST AND AIG SAAMCO FOR THE PURPOSE OF REVISING THE FEE SCHEDULE.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST;
[ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                             FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN

Federated American Leaders   [ ]    [ ]       [ ]      MFS Mid-Cap Growth  [ ]    [ ]       [ ]


3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. ONLY CONTRACT OWNERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY 19, 2007, ARE ENTITLED TO GIVE VOTING INSTRUCTIONS AT THE MEETING AND ANY ADJOURNMENT THEREOF.

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                            VOTING INSTRUCTION IN THE
                             ENCLOSED ENVELOPE TODAY

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR INSTRUCTION ON
                                     THE PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME! TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                     HAND.

                                     2. CALL TOLL-FREE 1-866-235-4258 OR GO TO
                                     WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                     SHADED BOX FROM YOUR VOTING INSTRUCTION.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR VOTING INSTRUCTION FORM
                                     WHEN YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.




VOTING INSTRUCTION          SUNAMERICA SERIES TRUST           VOTING INSTRUCTION
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 30, 2007

[INSURANCE COMPANY NAME]
The undersigned hereby instructs the above referenced Insurance Company that issued the variable insurance contract or policy (the "Company") to vote the shares of the Federated American Leaders Portfolio, MFS Mid-Cap Growth Portfolio, Putnam Growth: Voyager Portfolio and Goldman Sachs Research Portfolio, each a Portfolio ("Portfolio") of SunAmerica Series Trust (the "Trust"), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held on March 30, 2007 at 2:00 p.m., Central time, at the offices of AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), 2919 Allen Parkway, Woodson Tower, Meeting Room 2, Houston, Texas 77019, and at any adjournments thereof (the "Meeting").

THE TRUST AND THE BOARD OF TRUSTEES OF THE TRUST SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE "FOR" THE PROPOSALS. THE TRUST WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS, THE COMPANY WILL VOTE FOR THE PROPOSALS. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, THE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO THE VOTING INSTRUCTIONS FOR THE PORTFOLIO ACTUALLY RECEIVED FROM CONTRACT PARTICIPANTS AND CONTRACTHOLDERS IN THE SEPARATE ACCOUNT.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-235-4258

                            NOTE: Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                            ----------------                   -----------------

                            ----------------------------------------------------
                            Signature(s)

                            ----------------------------------------------------
                            Signature(s)

                            ----------------------------------------------------
                            Date                                     SAM_17297VI

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                            VOTING INSTRUCTION IN THE
                             ENCLOSED ENVELOPE TODAY


















PORTFOLIO                            PORTFOLIO
Federated American Leaders           MFS Mid-Cap Growth
Putnam Growth: Voyager               Goldman Sachs Research

                  Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:   [ ]

1. TO APPROVE A SUBADVISORY AGREEMENT BETWEEN AIG SAAMCO AND THE FOLLOWING SUBADVISERS ON BEHALF OF THE FOLLOWING PORTFOLIOS.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST;
[ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.


Portfolio                                   Proposed Subadviser                          FOR    AGAINST  ABSTAIN
Federated American Leaders                  Oppenheimer Funds, Inc.                      [ ]      [ ]      [ ]
MFS Mid-Cap Growth                          JP Morgan Investment Management Inc.         [ ]      [ ]      [ ]
Putnam Growth:  Voyager                     Wells Capital Management Incorporated        [ ]      [ ]      [ ]
Goldman Sachs Research                      Oppenheimer Funds, Inc.                      [ ]      [ ]      [ ]


2. TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE TRUST AND AIG SAAMCO FOR THE PURPOSE OF REVISING THE FEE SCHEDULE.

[ ] To vote all Portfolios FOR; [ ] to vote all Portfolios AGAINST;
[ ] to ABSTAIN votes for all Portfolios; or vote separately by Portfolio below.

                             FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN

Federated American Leaders   [ ]    [ ]       [ ]      MFS Mid-Cap Growth  [ ]    [ ]       [ ]

 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. ONLY CONTRACT OWNERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY 19, 2007, ARE ENTITLED TO GIVE VOTING INSTRUCTIONS AT THE MEETING AND ANY ADJOURNMENT THEROF.